                                                                  Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and David J. Parrin, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of First Bank System, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


          Signature                          Title                                   Date
          ---------                          -----                                   ----
/s/ John F. Grundhofer           Chairman, President,                          April 18, 1996
- -----------------------------    Chief Executive Officer
     John F. Grundhofer          and Director
                                 (principal executive officer)

/s/ Susan E. Lester              Executive Vice President                      April 18, 1996
- -----------------------------    and Chief Financial Officer
       Susan E. Lester           (principal financial officer)

/s/ David J. Parrin              Senior Vice President                         April 18, 1996
- -----------------------------    and Controller
       David J. Parrin           (principal accounting
                                 officer)


                                 Director
- -----------------------------
   Arthur D. Collins, Jr.


/s/ Peter H. Coors               Director                                      April 18, 1996
- -----------------------------
       Peter H. Coors

/s/ Roger L. Hale                Director                                      April 18, 1996
- -----------------------------
        Roger L. Hale



          Signature                          Title                                   Date
          ---------                          -----                                   ----

/s/ Delbert W. Johnson                      Director                            April 18, 1996
- -----------------------------
     Delbert W. Johnson

/s/ Norman M. Jones                         Director                            April 18, 1996
- -----------------------------
       Norman M. Jones

/s/ John H. Kareken                         Director                            April 18, 1996
- -----------------------------
       John H. Kareken

/s/ Richard L. Knowlton                     Director                            April 18, 1996
- -----------------------------
     Richard L. Knowlton

                                            Director                            April 18, 1996
- -----------------------------
       Jerry W. Levin

/s/ Kenneth A. Macke                        Director                            April 18, 1996
- -----------------------------
      Kenneth A. Macke

                                            Director
- -----------------------------
      Marilyn C. Nelson

/s/ Edward J. Phillips                      Director                            April 18, 1996
- -----------------------------
     Edward J. Phillips

/s/ James J. Renier                         Director                            April 18, 1996
- -----------------------------
       James J. Renier

/s/ S. Walter Richey                        Director                            April 18, 1996
- -----------------------------
      S. Walter Richey

/s/ Richard L. Robinson                     Director                            April 18, 1996
- -----------------------------
     Richard L. Robinson

                                            Director
- -----------------------------
      Richard L. Schall

/s/ Lyle E. Schroeder                       Director                            April 18, 1996
- -----------------------------
      Lyle E. Schroeder